UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022 (June 9, 2022)

Embark Technology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-39881 (Commission File Number)	85-3343695 (IRS Employer Identification No.)

424 Townsend Street
San Francisco, CA	94107
(Address of Principal Executive Offices)	(Zip Code)

(415) 671-9628

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EMBK	The Nasdaq Global Market

Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	EMBKW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Embark Technology, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders on June 9, 2022 (the “Meeting”). Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on April 12, 2022 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock voted as a single class on all matters. Present at the Meeting in person or by proxy were holders representing 113,369,661 shares of Class A common stock and holders representing 87,078,981 shares of Class B common stock (with each share of Class B common stock representing ten votes), together representing a total of 984,159,471 votes, representing approximately 85.8% percent of the Company’s outstanding votes as of the Record Date. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2022.

1. Election of Patricia Chiodo and Alex Rodrigues as Class I Directors, each for a three-year term expiring at the 2025 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal:

	For	Withheld	Broker Non-Vote
Patricia Chiodo	978,727,163	3,573,851	1,858,457
Alex Rodrigues	978,549,142	3,751,872	1,858,457

2. Ratification of Deloitte & Touche LLP as the Company’s Independent Auditor for 2022:

For	Against	Abstain
984,069,303	71,773	18,395

Based on the foregoing, Patricia Chiodo and Alex Rodrigues were elected as Class I Directors and Item 2 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Embark Technology, Inc.

Date:	June 15, 2022	By:	/s/ Richard Hawwa
		Name:	Richard Hawwa
		Title:	Chief Financial Officer